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CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF
NEFFS BANCORP, INC. PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on Form 10-Q, that:

         o the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities and Exchange Act of 1934, as amended, and

         o the information contained in the report fairly presents, on all material respects, the company's financial condition and results of operations.



/s/ John J. Remaley
John J. Remaley, Chief Executive Officer


/s/ Duane J. Costenbader

Duane J. Costenbader, Principal Financial Officer/Cashier of
The Neffs National Bank


Dated:___________________  ______, 2002




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